SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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AMENDMENT NO. 1 TO FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 18, 2005

Edmonds 5, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE	000-51059	20-2976749
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

44050 ASHBURN PLAZA, SUITE 195

ASHBURN, VA 20147

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(941) 359-5930

(ISSUER TELEPHONE NUMBER)

(FORMER NAME AND ADDRESS)

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FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant.

Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(1)	Previous Independent Auditors:

(i) On August 18, 2005, Gately & Associates, LLC (“Gately & Associates”) was dismissed as independent auditor for the Company. On August 18, 2005, the Company engaged Kingery & Crouse, P.A. (“Kingery & Crouse”) as its principal independent accountant. This decision to engage Kingery & Crouse was ratified by the majority approval of the Board of Directors of the Company.

(ii) Management of Edmonds 5, Inc has not had any disagreements with Gately & Associates related to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. For the most recent fiscal year and any subsequent interim period through Gately & Associates’ termination on August 18, 2005, there has been no disagreement between the Company and Gately & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Gately & Associates would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

(iii) Gately & Associates's report on the financial statements for the year ended October 31, 2004 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles but included an explanatory paragraph reflecting an uncertainty because the Company has not yet commenced operations, raised capital or implemented a plan of operations. These factors raised substantial doubt about the Company's ability to continue as a going concern.

(iv) The Company’s Board of Directors participated in and approved the decision to change independent accountants. In connection with Gately & Associates review of the Company’s financial statements for the quarters ending January 31, 2005, April 30, 2005, and July 31, 2005, and the subsequent interim period through Gately & Associates’ termination on August 18, 2005, there have been no disagreements with Gately & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Gately & Associates would have caused them to make reference thereto in their report on the financial statements.

(v) During the most recent review periods and the interim period subsequent to August 18, 2005, there have been no reportable events with the Company as set forth in Item 304(a)(i)(v) of Regulation S-K.

(vi) The Company requested that Gately & Associates furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit to this Form 8-K.

(2) New Independent Accountants:

(i) The Company engaged, Kingery & Crouse, P.A. of Tampa, Florida, as its new independent auditors as of August 18, 2005. Prior to such date, the Company, did not consult with Kingery & Crouse, P.A. regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Kingery & Crouse, P.A. or (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S-B.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired:

None

(b)	Exhibits

NUMBER	EXHIBIT

23.1	Letter from Gately & Associates, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Edmonds 5, Inc.

By:	/s/ Tim Novak
TIM NOVAK
PRESIDENT, CEO, CFO

Dated: September 1, 2005